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                                                              EXHIBIT 99.1





          I hereby consent to being named as a director in the Form 10/A filed by Getty Petroleum Marketing Inc. with the Securities and Exchange Commission on January 13, 1997.



                                      /s/ Matthew J. Chanin
                                      -------------------------------
                                      Matthew J. Chanin



Dated: January 13, 1997